                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):     June 11, 2002
                                                          ----------------------


                               Celsion Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14242                    52-1256615
-----------------------------    --------------------------    --------------------------
(State or Other Jurisdiction            (Commission                  (IRS Employer
     of Incorporation)                  File Number)              Identification No.)
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10220-I Old Columbia Road, Columbia, Maryland                        21046-1705
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(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     --------------------------

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

On June 11, 2002, the Company released to its stockholders a letter regarding the status of its business and the development of its products. A copy of the June 11 stockholder letter is attached as Exhibit 99.1 to this Report on Form
8-K.







                                      -2-

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CELSION CORPORATION



Date: June 12, 2002                    By: /s/ ANTHONY P. DEASEY
                                          -------------------------------
                                          Anthony P. Deasey
                                          Executive Vice President -- Finance
                                          and Administration and
                                          Chief Financial Officer








                                      -3-
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                                  EXHIBIT INDEX

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
Exhibit        Description
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
99.1           Registrant's Letter to Stockholders dated June 11, 2002.
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